UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 21, 2016

Date of Report (Date of Earliest Event Reported)

CFCRE 2016-C7 Mortgage Trust

(Exact name of issuing entity)

Cantor Commercial Real Estate Lending, L.P.

(Exact name of sponsor as specified in its charter)

Société Générale

(Exact name of sponsor as specified in its charter)

UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York

(Exact name of sponsor as specified in its charter)

CCRE Commercial Mortgage Securities, L.P.

(Exact name of registrant as specified in its charter)

Delaware	333-207567-04	27-5333184
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

110 East 59th Street

New York, New York

(Address of principal executive offices)

(212) 915-1700

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 21, 2016, CCRE Commercial Mortgage Securities, L.P. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2016 (the “Pooling and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.1, among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, custodian and paying agent, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of CFCRE 2016-C7 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C7 (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-SB, Class A-2, Class A-3, Class X-A, Class X-B, Class A-M, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $567,218,000, were sold to Cantor Fitzgerald & Co. (“CF&Co.”), SG Americas Securities, LLC (“SGAS”), CastleOak Securities, L.P. (“CastleOak”) and UBS Securities LLC (“UBS” and, together with CF&Co., SGAS and CastleOak, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of December 9, 2016 (the “Underwriting Agreement”) and as to which an executed version is attached hereto as Exhibit 1, among the Depositor and the Underwriters. CF&Co., SGAS and UBS are acting as the joint bookrunning managers and co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus, dated December 13, 2016, in negotiated transactions or otherwise at varying prices determined at the time of sale. The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

All of the Private Certificates, having an aggregate initial principal amount of $85,695,725, were sold to CF&Co., SGAS, CastleOak and UBS (collectively, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of December 9, 2016, among the Depositor and the Initial Purchasers. The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in CFCRE 2016-C7 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 37 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 64 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective December 1, 2016 (the “CCRE Mortgage Loan Purchase Agreement”) and as to which an executed version is attached hereto as Exhibit 99.1, between the Depositor and CCRE, (ii) Société Générale (“SocGen”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective December 1, 2016 (the “SocGen Mortgage Loan Purchase Agreement”) and as to which an executed version is attached hereto as Exhibit 99.2, between the Depositor and SocGen and (iii) UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York,

New York (“UBS AG”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective December 1, 2016 (the “UBS AG Mortgage Loan Purchase Agreement” and, together with the CCRE Mortgage Loan Purchase Agreement and the SocGen Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”) and as to which an executed version is attached hereto as Exhibit 99.3, between the Depositor and UBS AG.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CCRE, SocGen and UBS AG. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $4,329,398, were approximately $647,803,301. Of the expenses paid by the Depositor, approximately $60,000 were paid directly to affiliates of the Depositor, approximately $60,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,269,398 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Berkeley Point Capital LLC will act as primary servicer with respect to 7 of the Mortgage Loans pursuant to that certain Primary Servicing Agreement, dated as of December 1, 2016 (the “Berkeley Point Primary Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 99.4, between Berkeley Point Capital LLC and Midland Loan Services, a Division of PNC Bank, National Association.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Hilton Hawaiian Village will be primary serviced and specially serviced pursuant to (a) that certain Trust and Servicing Agreement, dated as of November 28, 2016 (the “Hilton USA Trust 2016-HHV Trust and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.2, among J.P. Morgan Chase Commercial Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, and (b) that certain Co-Lender Agreement, dated as of November 28, 2016 (the “Hilton Hawaiian Village Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.6, by and among JPMorgan Chase Bank, National Association, as Initial Note 1 Holder, Deutsche Bank, AG, New York Branch, as Initial Note 2 Holder, Goldman Sachs Mortgage Company, as Initial Note 3 Holder, Barclays Bank PLC, as Initial Note 4 Holder, Morgan Stanley Bank, N.A., as Initial Note 5 Holder, and Cantor Commercial Real Estate Lending, L.P., as Initial Note 6 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Google Kirkland Campus Phase II will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of December 21, 2016 (the “Google Kirkland Campus Phase II Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.7, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2-1 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Fresno Fashion Fair will be primarily serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of November 1, 2016 (the “JPMDB 2016-C4 Pooling and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.3, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, and (b) that certain Co-Lender Agreement, dated as of November 22, 2016 (the “Fresno Fashion Fair Co-Lender Agreement”) and as to which a executed version is attached hereto as Exhibit 4.8, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1-A Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-B Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-C Holder, and Société Générale, as Initial Note A-2-A Holder, Société Générale, as Initial Note A-2-B Holder, Société Générale, as Initial Note A-2-C Holder, and Société Générale, as Initial Note A-2-D Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Potomac Mills will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of November 1, 2016 (the “CFCRE 2016-C6 Pooling and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.4, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Potomac Mills special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, and (b) that certain Agreement Between Noteholders, dated as of November 17, 2016 (the “Potomac Mills Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.9, by and between Société Générale, as Initial Note A-1 Holder, Initial Note A-2 holder, Initial Note A-3 holder, Initial Note B-1 Holder, Initial Note B-2 Holder and Initial Note B-3 Holder, Bank of America, N.A., as Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note B-4 Holder and Initial Note B-5 Holder, Cantor Commercial Real Estate Lending, L.P., as Initial Note A-6 Holder, Initial Note A-7 Holder, Initial Note A-8 Holder, Initial Note B-6 Holder, Initial Note B-7 Holder and Initial Note B-8 Holder, and Barclays Bank PLC, as Initial Note A-9 Holder, Initial Note A-10 Holder, Initial Note B-9 Holder and Initial Note B-10 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 681 Fifth Avenue will be primarily serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of December 1, 2016 (the “MSC 2016-UBS12 Pooling and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.5, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, and (b) that certain Co-Lender Agreement, dated as of November 4, 2016 (the “681 Fifth Avenue Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.10, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder and Note A-4 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Residence Inn by Marriott LAX will be primary serviced and specially serviced pursuant to (a) the CFCRE 2016-C6 Pooling and Servicing Agreement and (b) that certain Amended and Restated Co-Lender Agreement, dated as of October 31, 2016 (the “Residence Inn by Marriott LAX Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.11, between Wilmington Trust, National Association, for the benefit of the Holders of SG Commercial Mortgage Securities Trust 2016-C5 Commercial Mortgage Pass-Through Certificates, Series 2016-C5, as Note A-1 Holder, Cantor

Commercial Real Estate Lending, L.P., as Note A-2 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-3 Holder.

Further information regarding such sales relating to the price per class of Public Certificates is on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus, dated December 13, 2016. The related registration statement (file no. 333-207567) was originally declared effective on December 8, 2015.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated December 13, 2016 and as filed with the Securities and Exchange Commission on December 21, 2016. In connection with such Prospectus, the Principal Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of the date hereof.

The Underwriting Agreement, the Pooling and Servicing Agreement, the Hilton USA Trust 2016-HHV Trust and Servicing Agreement, the JPMDB 2016-C4 Pooling and Servicing Agreement, the CFCRE 2016-C6 Pooling and Servicing Agreement, the MSC 2016-UBS12 Pooling and Servicing Agreement, the Hilton Hawaiian Village Co-Lender Agreement, the Google Kirkland Campus Phase II Co-Lender Agreement, the Fresno Fashion Fair Co-Lender Agreement, the Potomac Mills Co-Lender Agreement, the 681 Fifth Avenue Co-Lender Agreement, the Residence Inn by Marriott LAX Co-Lender Agreement, the Mortgage Loan Purchase Agreements and the Berkeley Point Primary Servicing Agreement are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit 1	Underwriting Agreement, dated as of December 9, 2016, among CCRE Commercial Mortgage Securities, L.P., Cantor Fitzgerald & Co., SG Americas Securities, LLC, CastleOak Securities, L.P. and UBS Securities LLC.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of December 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Wells Fargo Bank, National Association, as trustee and as certificate administrator, custodian and paying agent.
Exhibit 4.2	Trust and Servicing Agreement, dated as of November 28, 2016, among J.P. Morgan Chase Commercial Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of November 1, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of November 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Potomac Mills special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of December 1, 2016, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.6	Co-Lender Agreement, dated as of November 28, 2016, by and among JPMorgan Chase Bank, National Association, as Initial Note 1 Holder, Deutsche Bank, AG, New York Branch, as Initial Note 2 Holder, Goldman Sachs Mortgage Company, as Initial Note 3 Holder, Barclays Bank PLC, as Initial Note 4 Holder, Morgan Stanley Bank, N.A., as Initial Note 5 Holder, and Cantor Commercial Real Estate Lending, L.P., as Initial Note 6 Holder.

Exhibit 4.7	Co-Lender Agreement, dated as of December 21, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2-1 Holder.
Exhibit 4.8	Co-Lender Agreement, dated as of November 22, 2016, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1-A Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-B Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-C Holder, and Société Générale, as Initial Note A-2-A Holder, Société Générale, as Initial Note A-2-B Holder, Société Générale, as Initial Note A-2-C Holder, and Société Générale, as Initial Note A-2-D Holder.
Exhibit 4.9	Agreement Between Noteholders, dated as of November 17, 2016, by and between Société Générale, as Initial Note A-1 Holder, Initial Note A-2 holder, Initial Note A-3 holder, Initial Note B-1 Holder, Initial Note B-2 Holder and Initial Note B-3 Holder, Bank of America, N.A., as Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note B-4 Holder and Initial Note B-5 Holder, Cantor Commercial Real Estate Lending, L.P., as Initial Note A-6 Holder, Initial Note A-7 Holder, Initial Note A-8 Holder, Initial Note B-6 Holder, Initial Note B-7 Holder and Initial Note B-8 Holder, and Barclays Bank PLC, as Initial Note A-9 Holder, Initial Note A-10 Holder, Initial Note B-9 Holder and Initial Note B-10 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of November 4, 2016, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder and Note A-4 Holder.
Exhibit 4.11	Amended and Restated Co-Lender Agreement, dated as of October 31, 2016, between Wilmington Trust, National Association, for the benefit of the Holders of SG Commercial Mortgage Securities Trust 2016-C5 Commercial Mortgage Pass-Through Certificates, Series 2016-C5, as Note A-1 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-3 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 21, 2016.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 21, 2016 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP, dated December 21, 2016 (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 13, 2016.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective December 1, 2016, between CCRE Commercial Mortgage Securities, L.P. and Cantor Commercial Real Estate Lending, L.P.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective December 1, 2016, between CCRE Commercial Mortgage Securities, L.P. and Société Générale.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective December 1, 2016, between CCRE Commercial Mortgage Securities, L.P. and UBS AG.
Exhibit 99.4	Primary Servicing Agreement, dated as of December 1, 2016, between Berkeley Point Capital LLC and Midland Loan Services, a Division of PNC Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCRE COMMERCIAL MORTGAGE SECURITIES, L.P. (Registrant)
Date: December 21, 2016
	By:	/s/ Anthony Orso
Name: Anthony Orso
Title: Principal Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1	Underwriting Agreement, dated as of December 9, 2016, among CCRE Commercial Mortgage Securities, L.P., Cantor Fitzgerald & Co., SG Americas Securities, LLC, CastleOak Securities, L.P. and UBS Securities LLC.	(E)
4.1	Pooling and Servicing Agreement, dated as of December 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Wells Fargo Bank, National Association, as trustee and as certificate administrator, custodian and paying agent.	(E)
4.2	Trust and Servicing Agreement, dated as of November 28, 2016, among J.P. Morgan Chase Commercial Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator.	(E)
4.3	Pooling and Servicing Agreement, dated as of November 1, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.	(E)
4.4	Pooling and Servicing Agreement, dated as of November 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Potomac Mills special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)
4.5	Pooling and Servicing Agreement, dated as of December 1, 2016, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.6	Co-Lender Agreement, dated as of November 28, 2016, by and among JPMorgan Chase Bank, National Association, as Initial Note 1 Holder, Deutsche Bank, AG, New York Branch, as Initial Note 2 Holder, Goldman Sachs Mortgage Company, as Initial Note 3 Holder, Barclays Bank PLC, as Initial Note 4 Holder, Morgan Stanley Bank, N.A., as Initial Note 5 Holder, and Cantor Commercial Real Estate Lending, L.P., as Initial Note 6 Holder.	(E)
4.7	Co-Lender Agreement, dated as of December 21, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2-1 Holder.	(E)
4.8	Co-Lender Agreement, dated as of November 22, 2016, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1-A Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-B Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-C Holder, and Société Générale, as Initial Note A-2-A Holder, Société Générale, as Initial Note A-2-B Holder, Société Générale, as Initial Note A-2-C Holder, and Société Générale, as Initial Note A-2-D Holder.	(E)
4.9	Agreement Between Noteholders, dated as of November 17, 2016, by and between Société Générale, as Initial Note A-1 Holder, Initial Note A-2 holder, Initial Note A-3 holder, Initial Note B-1 Holder, Initial Note B-2 Holder and Initial Note B-3 Holder, Bank of America, N.A., as Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note B-4 Holder and Initial Note B-5 Holder, Cantor Commercial Real Estate Lending, L.P., as Initial Note A-6 Holder, Initial Note A-7 Holder, Initial Note A-8 Holder, Initial Note B-6 Holder, Initial Note B-7 Holder and Initial Note B-8 Holder, and Barclays Bank PLC, as Initial Note A-9 Holder, Initial Note A-10 Holder, Initial Note B-9 Holder and Initial Note B-10 Holder.	(E)
4.10	Co-Lender Agreement, dated as of November 4, 2016, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder and Note A-4 Holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.11	Amended and Restated Co-Lender Agreement, dated as of October 31, 2016, between Wilmington Trust, National Association, for the benefit of the Holders of SG Commercial Mortgage Securities Trust 2016-C5 Commercial Mortgage Pass-Through Certificates, Series 2016-C5, as Note A-1 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-3 Holder.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 21, 2016.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 21, 2016 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP, dated December 21, 2016 (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 13, 2016.	(E)
99.1	Mortgage Loan Purchase Agreement, dated and effective December 1, 2016, between CCRE Commercial Mortgage Securities, L.P. and Cantor Commercial Real Estate Lending, L.P.	(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective December 1, 2016, between CCRE Commercial Mortgage Securities, L.P. and Société Générale.	(E)
99.3	Mortgage Loan Purchase Agreement, dated and effective December 1, 2016, between CCRE Commercial Mortgage Securities, L.P. and UBS AG.	(E)
99.4	Primary Servicing Agreement, dated as of December 1, 2016, between Berkeley Point Capital LLC and Midland Loan Services, a Division of PNC Bank, National Association.	(E)